Fees Summary	May 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 123,613,839
Previously Paid Amount	0
Total Fee Amount	18,925.28
Total Offset Amount	18,245.4
Net Fee	$ 679.88